Exhibit 99.1

REWALK ROBOTICS LTD.
3 Hatnufa Street, Floor 6
Yokneam Ilit 2069203, Israel

ReWalk Receives Court Approval
for Share Repurchase Program

MARLBOROUGH, Mass. and BERLIN and YOKNEAM ILIT, Israel, July 21, 2022 (GLOBE NEWSWIRE) -- ReWalk Robotics Ltd. (Nasdaq: RWLK) (the “Company” or “ReWalk”), a leading manufacturer of robotic medical technology for people with lower extremity disabilities, today announced that it has received Israeli court approval to repurchase up to $8 million of its Ordinary Shares, par value NIS 0.25 per share. The court approval is valid through January 20, 2023.

Under the program, share repurchases may be made from time to time using a variety of methods, including open market transactions or in privately negotiated transactions. Such repurchases will be made in accordance with all applicable securities laws and regulations, including restrictions relating to volume, price and timing under applicable law, including Rule 10b-18 under the United States Securities Exchange Act of 1934, as amended (the “1934 Act”). The timing and amount of shares repurchased will be determined by the Company's management, within guidelines to be established by the Board or a committee thereof, based on its ongoing evaluation of ReWalk’s capital needs, market conditions, the trading price of the Company’s shares, trading volume and other factors, subject to applicable law. For all or a portion of the authorized repurchase amount, ReWalk may enter into a plan compliant with Rule 10b5-1 under the 1934 Act that is designed to facilitate these repurchases.

The repurchase program does not require ReWalk to acquire a specific number of shares, and may be suspended or discontinued at any time. The share repurchases will be funded from available working capital.

About ReWalk Robotics Ltd.

ReWalk Robotics Ltd. develops, manufactures and markets wearable robotic exoskeletons for individuals with lower limb disabilities as a result of spinal cord injury or stroke.  ReWalk’s mission is to fundamentally change the quality of life for individuals with lower limb disability through the creation and development of market leading robotic technologies. Founded in 2001, ReWalk has headquarters in the U.S., Israel and Germany. For more information on the ReWalk systems, please visit rewalk.com

ReWalk® and ReStore® are registered trademarks of ReWalk Robotics Ltd. in the United States and other jurisdictions.

Forward Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include projections regarding ReWalk's future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "should," "would," "seek" and similar terms or phrases. The forward-looking statements contained in this press release are based on management's current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk's control. Important factors that could cause ReWalk's actual results to differ materially from those indicated in the forward-looking statements include, among others: uncertainties associated with future clinical trials and the clinical development process, the product development process and FDA regulatory submission review and approval process; the adverse effect that the COVID-19 pandemic has had and may continue to have on the Company’s business and results of operations; ReWalk's ability to have sufficient funds to meet certain future capital requirements, which could impair the Company's efforts to develop and commercialize existing and new products; ReWalk's ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market and the risk that its ordinary shares will be delisted if it cannot do so; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to repurchase shares pursuant to its repurchase program, which does not require ReWalk to acquire a specific number of shares, and may be suspended or discontinued at any time, and any limitations thereon, including as a result of market factors or pursuant to applicable law; ReWalk's ability to achieve reimbursement from third-party payors, including CMS, for its products; ReWalk's limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk's expectations as to its clinical research program and clinical results; ReWalk's expectations regarding future growth, including its ability to increase sales in its existing geographic markets and expand to new markets; ReWalk's ability to obtain certain components of its products from third-party suppliers and its continued access to its product manufacturers; ReWalk's ability to improve its products and develop new products; ReWalk's compliance with medical device reporting regulations to report adverse events involving the Company's products, which could result in voluntary corrective actions or enforcement actions such as mandatory recalls, and the potential impact of such adverse events on ReWalk's ability to market and sell its products; ReWalk's ability to gain and maintain regulatory approvals; ReWalk's ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of the Company's IT systems significantly disrupting its business operations; ReWalk's ability to use effectively the proceeds of its offerings of securities; and other factors discussed under the heading "Risk Factors" in ReWalk's annual report on Forms 10-K and 10-K/A for the year ended December 31, 2021 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this press release speaks only as of the date hereof. Factors or events that could cause ReWalk's actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”). The Company has filed a definitive proxy statement and a WHITE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the Annual Meeting. Shareholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge on the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at http://ir.rewalk.com.

Contacts:
Almog Adar
Director of Finance
ReWalk Robotics Ltd.
T: +972-4-9590130
E: investorrelations@rewalk.com

OR

Longacre Square Partners
Joe Germani / Greg Marose
jgermani@longacresquare.com / gmarose@longacresquare.com